UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2017

RIGHTSCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55097	33-1219445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Donald Douglas Loop North

Santa Monica, CA 90405

(Address of principal executive offices) (zip code)

310-751-7510

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 17, 2017, the United States District Court for the Southern District of New York dismissed the case Windstream Services, LLC v. BMG Rights Management (US) LLC & Rightscorp, Inc. on a motion by Defendants. In its order granting the motion to dismiss, the Court rejected Windstream Services, LLC’s attempt to obtain a declaratory judgment and ruled that even “conduit” internet service providers (ISPs) are subject to the provisions of Digital Millennium Copyright Act (“DMCA”) Section 512(i) such that, to qualify for the DMCA safe harbor protection against claims of copyright infringement, such ISPs must implement conforming “repeat infringer” policies. Rightscorp, Inc. (the “Company”) believes this ruling validates the Company’s position that ISPs have responsibilities to reign in piracy on their networks.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTSCORP, INC.

Dated: April 20, 2017	By:	/s/ Cecil Kyte
	Name:	Cecil Kyte
	Title:	Chief Executive Officer

3